EXHIBIT 99.3

Equity One 2003-1
Term
using FORWARD LIBOR

Class M-2 (A)

Approximate Balance             28,053,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment         3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL


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WITH FORWARD LIBOR
35% Loss Severity        50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                  NA                   16.025                 16.636                17.483                 18.516

WAL                                             15.67                  12.69                  10.32                  8.5
Mod Durn                                         9.92                   8.68                   7.5                   6.48
Mod Convexity                                    1.35                    1                    0.73                   0.54
Payment Window                              Aug15 to Oct32         Feb13 to Oct32        Jan11 to Oct32         Jul09 to Sep32
Prcp Writedown                              266.67 (0.00%)        3,185.70 (0.01%)        414.11 (0.00%)       2,381.80 (0.01%)
Total Collat Loss                        138,395,225.89(27.13%) 109,496,001.60(21.47%) 91,331,643.25(17.91%) 79,064,271.56(15.50%)
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WITH FORWARD LIBOR
60% Loss Severity        50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                 8.738                 9.058                  9.489                 10.029                 10.673


WAL                       20.76                  15.4                  12.44                  10.08                  8.27
Mod Durn                  11.68                  9.81                   8.56                  7.37                   6.34
Mod Convexity             1.96                   1.32                   0.97                   0.7                   0.51
Payment Window       Jun19 to Sep32         Aug15 to Aug32         Nov12 to Aug32        Oct10 to Jun31         Apr09 to Nov28
Prcp Writedown         0.00 (0.00%)          0.00 (0.00%)           0.00 (0.00%)           0.00 (0.00%)          0.00 (0.00%)
Total Collat Loss  176,333,851.04(34.57%) 130,128,030.62(25.51%) 103,330,139.40(20.26%) 86,416,018.81(16.94%) 74,995,436.24(14.70%)
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Class B (BBB)

Approximate Balance                22,952,000  Delay                    24
Coupon                             at pricing  Dated              2/1/2003
Settle                              2/27/2003  First Payment     3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL

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WITH FORWARD LIBOR
35% Loss Severity         50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                   NA                   13.297                 13.046                 12.92                 12.903


WAL                                              16.32                  13.16                  10.76                  8.86
Mod Durn                                          9.24                   8.21                  7.21                   6.3
Mod Convexity                                     1.23                   0.93                   0.7                   0.52
Payment Window                               Oct15 to Oct32         Oct13 to Oct31        Jul11 to Oct32         Dec09 to Sep32
Prcp Writedown                              14,241.85 (0.06%)        0.00 (0.00%)         9,172.60 (0.04%)      6,744.38 (0.03%)
Total Collat Loss                         113,667,580.87 (22.29%)84,374,001.40 (16.54%) 65,898,238.61 (12.92%)53,490,185.75 (10.49%)
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WITH FORWARD LIBOR
60% Loss Severity         50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                  7.676                 7.517                  7.392                  7.338                 7.349

WAL                        21.62                 16.06                  12.99                  10.59                  8.7
Mod Durn                   10.63                  9.16                   8.14                  7.13                   6.22
Mod Convexity              1.72                   1.21                   0.91                  0.68                   0.51
Payment Window        Jun20 to Oct32         Aug15 to Oct32         Jul13 to Oct32        Apr11 to Oct32         Oct09 to Aug24
Prcp Writedown       35,290.01 (0.15%)      4,280.17 (0.02%)       7,245.17 (0.03%)       8,965.76 (0.04%)        0.00 (0.00%)
Total Collat Loss   154,210,887.99(30.23%) 107,174,311.97(21.01%) 79,667,658.44(15.62%) 62,394,223.27(12.23%) 50,795,849.78(9.96%)
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Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-

Equity One 2003-1
Term
using STRESS LIBOR

Class M-2 (A)

Approximate Balance             28,053,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL


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WITH STRESS LIBOR
35% Loss Severity              50% PPC        75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                        NA            15.336                 16.104                17.099                 18.26

WAL                                            15.61                  12.66                  10.3                   8.49
Mod Durn                                        9.9                    8.67                  7.49                   6.47
Mod Convexity                                   1.34                   0.99                  0.73                   0.54
Payment Window                             Aug15 to Oct32         Feb13 to Oct32        Jan11 to Oct32         Jul09 to Sep32
Prcp Writedown                            3,859.11 (0.01%)       3,151.44 (0.01%)       2,145.80 (0.01%)       890.09 (0.00%)
Total Collat Loss                      132,167,975.41(25.91%) 105,785,149.47(20.74%) 89,172,274.63(17.48%) 77,883,766.51(15.27%)
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WITH STRESS LIBOR
60% Loss Severity       50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                8.35                  8.738                  9.251                  9.87                  10.585

WAL                      20.68                 15.36                  12.42                  10.07                  8.27
Mod Durn                 11.66                  9.8                    8.55                  7.36                   6.34
Mod Convexity            1.95                   1.31                   0.97                   0.7                   0.51
Payment Window      Apr19 to Oct32         Aug15 to Oct32         Nov12 to Oct32        Oct10 to Jan32         Apr09 to Aug28
Prcp Writedown      1,616.58 (0.01%)      3,483.85 (0.01%)       4,989.13 (0.02%)         0.00 (0.00%)          0.00 (0.00%)
Total Collat Loss 168,225,896.64(32.98%)  125,373,450.50(24.58%) 100,658,226.90(19.73%) 85,007,115.47(16.67%) 74,363,826.75(14.58%)
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Class B (BBB)

Approximate Balance             22,952,000  Delay                       24
Coupon                          at pricing  Dated                 2/1/2003
Settle                           2/27/2003  First Payment        3/25/2003
To Maturity
12 Month Lag, Servicer Advance ON
TRIGGERS FAIL


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WITH STRESS LIBOR
35% Loss Severity        50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                  NA                   12.689                 12.603                12.642                 12.775


WAL                                             16.25                  13.14                  10.74                  8.85
Mod Durn                                         9.22                   8.2                   7.21                   6.3
Mod Convexity                                    1.23                   0.93                   0.7                   0.52
Payment Window                              Oct15 to Oct32         Sep13 to Oct32        Jun11 to Oct32         Dec09 to Nov26
Prcp Writedown                               69.51 (0.00%)        3,172.41 (0.01%)      15,269.94 (0.07%)        0.00 (0.00%)
Total Collat Loss                        108,217,704.06 (21.22%)81,355,366.85 (15.95%) 64,410,193.07 (12.63%)52,938,766.17 (10.38%)
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WITH STRESS LIBOR
60% Loss Severity        50% PPC               75% PPC                100% PPC              125% PPC               150% PPC

Break CDR                 7.308                 7.221                  7.191                  7.226                 7.317

WAL                       21.52                   16                   12.97                  10.58                  8.7
Mod Durn                  10.61                  9.14                   8.13                  7.13                   6.22
Mod Convexity             1.72                   1.2                    0.91                  0.68                   0.51
Payment Window       May20 to Aug32         Aug15 to Jul32         Jul13 to Oct32        Apr11 to Oct32         Oct09 to Aug25
Prcp Writedown         0.00 (0.00%)          0.00 (0.00%)         12,542.32 (0.05%)     18,505.36 (0.08%)        0.00 (0.00%)
Total Collat Loss  146,570,471.78 (28.74%) 102,839,187.68 (20.16%)77,455,308.02 (15.19%) 61,429,047.70 (12.04%)50,580,114.70 (9.92%)
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Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                 -CONFIDENTIAL-